Supplement to the currently effective Statement of Additional Information for the fund listed below:

Scudder Emerging Markets Income Fund -- Class S
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The following supplements the sub-section "Eligible Class S Investors" in the
"Purchases and Redemptions" section of the Statement of Additional Information.

The following investors may purchase Class S shares of Scudder Emerging Markets Income Fund: Institutional Class shareholders of Scudder Emerging Markets Debt Fund ("SEMD"), who elect to voluntarily exchange their shares for Class S shares of the Fund. This offer is in connection with the liquidation of SEMD scheduled to occur in the fourth quarter of 2004. The offer will expire at the time of the liquidation of SEMD.























August 11, 2004